UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 3, 2020

Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta ,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Railway Limited	CP	New York Stock Exchange
Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP/40	New York Stock Exchange
	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On March 5, 2020, Canadian Pacific Railway Company (the “Company”) completed its offering of U.S.$500,000,000 aggregate principal amount of 2.050% notes due 2030 (the “Notes”). The Notes are guaranteed (the “Guarantee” and, together with the Notes, the “Securities”) by Canadian Pacific Railway Limited, the parent of the Company (the “Guarantor”).

In connection with the offering, on March 3, 2020, the Company and the Guarantor entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters listed in Schedule I thereto. The Underwriting Agreement contains customary representations, covenants and indemnification provisions.

The offering of the Securities was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form F-10 (File No. 333-229800) filed with the Securities and Exchange Commission (the “Commission”) on March 1, 2019. The terms of the Securities are described in the Company’s prospectus dated March 1, 2019, as supplemented by a final prospectus supplement dated March 3, 2020, as filed with the Commission on March 4, 2020.

The Securities were issued pursuant to an Indenture, dated as of September 11, 2015, by and among the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of March 5, 2020 (the “Supplemental Indenture”), by and among the Company, the Guarantor and the Trustee.

The Underwriting Agreement, the form of Note and the Supplemental Indenture are filed as Exhibits 1.1, 4.1 and 4.2, respectively, and are each incorporated herein by reference.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 1.1

Underwriting Agreement, dated March 3, 2020, by and among Canadian Pacific Railway Company, Canadian Pacific Railway Limited and Barclays Capital Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Morgan Stanley & Co. LLC, on behalf of themselves and as representatives of the underwriters listed in Schedule I thereto.

Exhibit 4.1	Form of Note.

Exhibit 4.2

Fourth Supplemental Indenture, dated as of March 5, 2020, by and among Canadian Pacific Railway Company, as issuer, Canadian Pacific Railway Limited, as guarantor, and Wells Fargo Bank, National Association, as trustee.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 1.1

Underwriting Agreement, dated March 3, 2020, by and among Canadian Pacific Railway Company, Canadian Pacific Railway Limited and Barclays Capital Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Morgan Stanley & Co. LLC, on behalf of themselves and as representatives of the underwriters listed in Schedule I thereto.

Exhibit 4.1	Form of Note.

Exhibit 4.2

Fourth Supplemental Indenture, dated as of March 5, 2020, by and among Canadian Pacific Railway Company, as issuer, Canadian Pacific Railway Limited, as guarantor, and Wells Fargo Bank, National Association, as trustee.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2020

CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Nizam Hasham
		Name:	Nizam Hasham
		Title:	Assistant Corporate Secretary